UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 2020

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road	Westport	Connecticut	06880
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2020, Terex announced that Sandie O’Connor has been appointed to the Board of Directors (the “Board”) of Terex Corporation (“Terex” or the “Company”). Her appointment is effective March 31, 2020. Ms. O’Connor recently retired as the Chief Regulatory Affairs Officer for JPMorgan Chase, a global financial services firm. In this capacity, she set the firm’s comprehensive regulatory strategy and led engagement with G-20 international standard setters, regulators and policymakers regarding evolving regulation and legislation. Using her extensive market expertise and deep understanding of capital flows, balance sheets and market liquidity she provided meaningful perspectives on impacts to clients, business activity and economic growth. Prior to this role, she held several leadership positions spanning corporate functions as well as client facing businesses including Global Treasurer and head of Prime Services. Ms. O’Connor joined JPMorgan in 1988 and over a 30 year career, held positions of increasing responsibility within the company’s Investment Bank and Corporate divisions.

There are no relationships or related transactions between Ms. O’Connor and the Company that would be required to be reported under Section 404(a) of Regulation S-K. Ms. O’Connor will be an independent director under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. Ms. O’Connor will receive the standard compensation provided to all Terex non-employee directors as described under the heading “Director Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 3, 2019. Terex non-employee directors generally serve on at least one committee of the Board, and it is currently expected that Ms. O’Connor will also serve on committees of the Board.

A copy of the Company’s press release, dated April 1, 2020, announcing the appointment of Ms. O’Connor to the Board is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1 Press release of Terex Corporation issued on April 1, 2020.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2020

TEREX CORPORATION

By: /s/Scott J. Posner_____
Scott J. Posner
Senior Vice President, General Counsel and Secretary